UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 8, 2021
Date of Report (Date of Earliest Event Reported)

Insignia Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-13471	41-1656308
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8799 Brooklyn Blvd.Minneapolis, Minnesota	55445
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ISIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

As previously announced, Jeffrey A. Jagerson ceased to serve as Chief Financial Officer and Treasurer of Insignia Systems, Inc. (the “Company”), effective January 8, 2021. In connection with Mr. Jagerson’s departure, the Board of Directors, in consultation with its Audit Committee, appointed Zackery A. Weber, the Company’s existing Senior Director of Financial Planning and Analysis, to serve in the additional position of interim principal accounting officer, effective January 9, 2021. As recognition for his increased responsibility, Mr. Weber's base annual salary was increased to $145,000 for the fiscal year ending December 31, 2021.

Mr. Weber, age 41, was promoted to Senior Director of Financial Planning Analysis in December 2020 and had previously served as Director of Financial Planning and Analysis since August 2015. He served as a Senior Financial Analyst for the Company from 2013 to August 2015. Before joining the Company, Mr. Weber held analyst and accounting positions at Target Corporation with increasing responsibility from 2003 to 2013. He began his career as an auditor at McGladrey & Pullen from 2002 to 2003. Mr. Weber holds a Bachelor of Arts degree in Accounting from the University of St. Thomas and an MBA in Finance & Management, from the University of St. Thomas - Opus College of Business.

Kristine A. Glancy, the Company’s existing President, Chief Executive Officer and Secretary will serve in the additional position of interim principal financial officer, effective January 9, 2021. The Board of Directors, in consultation with management, expects to evaluate the current finance organization structure and the necessary skill set for the next chief financial officer. After this evaluation, the Company plans to conduct a search for a new chief financial officer, which may include internal candidates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGNIA SYSTEMS, INC.

Date: January 13, 2021	By:	/s/ Kristine A. Glancy
Kristine A. Glancy
President and Chief Executive Officer